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                          VAN KAMPEN SERIES FUND, INC.
                            ON BEHALF OF ITS SERIES,
                          VAN KAMPEN FOCUS EQUITY FUND

                    SUPPLEMENT DATED AUGUST 12, 2004 TO THE
               CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
                       PROSPECTUS DATED OCTOBER 31, 2003,
                AS PREVIOUSLY SUPPLEMENTED ON NOVEMBER 30, 2003

     The Prospectus is hereby supplemented as follows:

     The Board of Directors (the "Board") of Van Kampen Series Fund, Inc. (the "Series Fund") has approved a proposed reorganization of Van Kampen Focus Equity Fund (the "Focus Equity Fund"), a series of the Series Fund, into Van Kampen Equity Growth Fund (the "Equity Growth Fund"), a series of the Series Fund. The proposed reorganization will be presented to shareholders of the Focus Equity Fund for approval at a special meeting of shareholders.

     If the proposed reorganization is approved, Focus Equity Fund shareholders will receive shares of the Equity Growth Fund in exchange for their shares of the Focus Equity Fund. Shareholders will receive the same class of shares of the Equity Growth Fund equal in value to their class of shares of the Focus Equity Fund. Upon completion of the reorganization, the Focus Equity Fund will dissolve pursuant to a plan of dissolution adopted by the Board.

     The Focus Equity Fund will be closed for purchases by new investors at the close of business on August 26, 2004.

                  RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                                                                   MSAE SPT 8/04
                                                                     65010SPT-01